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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                             Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2009 through September 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

Pioneer Value Fund
--------------------------------------------------------------------------------
Annual Report | September 30, 2010
--------------------------------------------------------------------------------


Ticker Symbols:

Class A   PIOTX
Class B   PBOTX
Class C   PCOTX
Class Y   PVFYX



[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       41

Trustees, Officers and Service Providers                                      43


                               Pioneer Value Fund | Annual Report | 9/30/10    1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Value Fund | Annual Report | 9/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                               Pioneer Value Fund | Annual Report | 9/30/10    3

Portfolio Management Discussion | 9/30/10

In the following discussion, John Peckham, senior vice president and portfolio manager at Pioneer Investments, and Rod Wright, senior vice president and portfolio manager at Pioneer Investments, review recent market events and describe the factors that affected Pioneer Value Fund's performance during the 12 months ended September 30, 2010. Mr. Peckham is responsible for the day-to-day management of the Fund's portfolio. He is supported by Mr. Wright.

Q  How did the Fund perform over the 12 months ended September 30, 2010?

A The Fund's Class A shares returned 3.72% at net asset value over the 12 months ended September 30, 2010, while the Fund's benchmark, the Russell 1000 Value Index, returned 8.90%. Over the same 12-month period, the average return of the 530 mutual funds in Lipper's Large Cap Value mutual funds category was 7.05%.

Q Value stocks generated very solid performance over the 12 months ended September 30, 2010, but they underperformed growth stocks over that same time period. How would you characterize the investment environment for value stocks over the Fund's fiscal year?

A The main driver of the relative underperformance of value versus growth stocks over the past year was the underperformance of the financial services sector versus the information technology sector.

   The financial services sector constitutes nearly 30% of the "value world," while the information technology sector accounts for a similar portion of the "growth world." Over the 12 months ended September 30, 2010, the market experienced a dramatic bifurcation in returns, with the financial services component of the Russell 1000 Value Index (large-cap value stocks) losing nearly 2%, while the information technology component of the Russell 1000 Growth Index (large-cap growth stocks) returned just over 12%.

   Multiple factors weighed on the performance of financial stocks over the 12-month period. From a macroeconomic perspective, the slow economic recovery weighed on loan growth, declining interest rates and a flattening yield curve hurt lending profitability, and decreased buying and selling of securities diminished trading-desk profitability. Numerous regulatory factors also weighed on the financials sector, including new rules for debit and credit cards, new overdraft rules for checking accounts, restrictions on proprietary trading, and new capital requirements. Investor concerns about the macro environment and the new regulations were important factors in the


4    Pioneer Value Fund | Annual Report | 9/30/10
   poor performance of the financial services sector over the 12 months ended September 30, 2010.

   In contrast, the information technology sector enjoyed strong returns, as investors focused on the attractive prospects for many technology stocks. The growing importance of "cloud computing" drove much of the enthusiasm for tech stocks. Cloud computing is an ill-defined term that generally includes outsourcing, simplification, and consolidation of technology hardware and software. Another factor that drove technology performance was the strong merger and acquisition (M&A) environment, as larger, more mature tech companies showed a willingness to bid for smaller, faster-growing "cloud" players. Finally, the importance of one technology stock, Apple, should not be discounted. Apple's large market capitalization and strong stock price performance combined to help drive the technology sector higher over the past year.

Q The Fund underperformed its benchmark, the Russell 1000 Value Index, over the 12-month period ended September 30, 2010. What were the main reasons for this?

A Poor stock selection drove the Fund's underperformance over the past 12 months ended September 30, 2010. Our decision to underweight the Fund to the telecommunication services sector also hurt performance.

   The strong performance of the telecommunication services sector was a surprise to us. We did not expect that the wireless segment would perform as well as it did, given high levels of market penetration, and we underestimated the companies' ability to stem wireline losses and grow video subscribers. Of course, investors' quest for yield was another important factor in the sector's strong performance.

   Sector allocation, overall, however, was a modest positive for performance, driven by the Fund's underweight position in financials for the entire year, and our decision to overweight the Fund to the utilities sector in the latter part of the year.

   Our decision to underweight the Fund to financials was driven by the challenging prospects for many financial services companies. As noted previously, the macro and regulatory environment for financials produced material headwinds for the sector. Our decision to overweight the Fund to utilities was driven by the attractive total return prospects for the sector. The combination of reasonable valuations, potential for higher earnings, and strong dividends were the key factors in our positive assessment of the sector's total return prospects.


                               Pioneer Value Fund | Annual Report | 9/30/10    5

Q Can you discuss any individual holdings that had the most influence on the Fund's performance, either positively or negatively, over the 12 months ended September 30, 2010?

A Biotechnology company Genzyme was the Fund's top performer over the past 12 months. We purchased the stock after determining that it was materially undervalued following a series of drug manufacturing failures. In our view, the company's problems were fixable and management was proceeding on a sensible course to correct them. Shortly after we added Genzyme to the Fund's portfolio, the pharmaceutical company Sanofi-Aventis reached a similar conclusion and made an offer to buy Genzyme at a substantial premium.

   Gold company Newmont Mining also was a top performer for the Fund, as gold prices rallied to new highs on global macroeconomic concerns.

   Utility company Questar performed well over the past 12 months. We added the stock to the Fund's portfolio after concluding the company's parts were worth more than its whole. The Fund was rewarded this year after the company decided to realize value by spinning out its natural gas exploration and production business.

   Several Fund holdings in the energy sector were material underperformers over the 12 months ended September 30, 2010. The underperformers included deepwater driller Transocean and natural gas exploration and production company Southwestern Energy.

   Transocean owned the ill-fated Deepwater Horizon oil rig that was at the center of this year's massive B.P. oil spill in the Gulf of Mexico. We sold the stock from the Fund's portfolio shortly after the spill occurred, but not fast enough to avoid damaging Fund returns.

   Southwestern Energy proved a poor investment over the past year, as natural gas prices remained weak. We had expected that natural gas prices would improve as a growing economy drove higher demand and a reduction in drilling diminished supply. Unfortunately, prices continued to fall as the economic recovery stalled and natural gas production continued to rise. Southwestern still has several attractive attributes, including high growth and low costs. None proved sufficient, however, to overcome the drag of low natural gas prices.

   In addition to the Fund's struggles in the energy sector, several stocks in the financials sector were material underperformers. These included regional bank Zions, investment bank Morgan Stanley and discount brokers TD Ameritrade and Charles Schwab.

   In the cases of Zions and Morgan Stanley, we overestimated the companies' ability to surmount numerous hurdles, including the macro and regulatory


6    Pioneer Value Fund | Annual Report | 9/30/10
   factors we discussed earlier in this interview. In addition, Zions' Nevada, Arizona and California loan books failed to recover as fast as we had hoped; and Morgan Stanley's trading business failed to keep pace with some of its peers, while its real estate portfolio proved a larger drag than we had expected.

   Discount brokers TD Ameritrade and Charles Schwab underperformed largely due to lower-than-expected interest rates and diminished trading activity. In a low-interest-rate environment, the discount brokers subsidized their money market mutual funds to guarantee that investors received a positive return. Not surprisingly, the subsidies produced a meaningful earnings drag. Also, high levels of equity market volatility caused by several factors, including the "flash crash" last May, contributed to diminished trading activity in the equity markets.

Q  What is your outlook for value investing and for the U.S. economy in general?

A We remain optimistic regarding the prospects for value investing, particularly in light of recent underperformance. In general, we believe that equity valuations remain attractive and we believe value stocks are particularly attractive, as many combine lower-than-average valuations, better-than-average returns on equity, meaningful international exposure, and solid dividend yields.

   We expect that the U.S economy will continue to expand at a modest pace, but will be hampered by the prospect of higher taxes, lower government spending, and continued de-leveraging by consumers. In addition, it is not obvious when the housing market will materially improve.

   We also believe the Federal Reserve Board's proposed "easing" actions could keep interest rates low and the dollar weak. In that environment, less expensive, higher-quality stocks with solid international growth prospects and attractive yields could outperform.


Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                               Pioneer Value Fund | Annual Report | 9/30/10    7

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Value Fund | Annual Report | 9/30/10

Portfolio Summary | 9/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          97.2%
Temporary Cash Investments                                                   2.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                  18.9%
Consumer Staples                                                            12.1%
Health Care                                                                 11.6%
Industrials                                                                 11.4%
Utilities                                                                   10.2%
Information Technology                                                      10.0%
Energy                                                                       9.6%
Consumer Discretionary                                                       7.9%
Telecommunication Services                                                   5.0%
Materials                                                                    3.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1. Pfizer, Inc.                                                           3.54%
  2. JPMorgan Chase & Co.                                                   3.28
  3. Verizon Communications, Inc.                                           2.88
  4. ConocoPhillips, Inc.                                                   2.84
  5. Chevron Corp.                                                          2.80
  6. Procter & Gamble Co.                                                   2.78
  7. Kraft Foods, Inc.                                                      2.50
  8. Microsoft Corp.                                                        2.39
  9. Johnson & Johnson Co.                                                  2.38
 10. Amgen, Inc.                                                            2.26

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                               Pioneer Value Fund | Annual Report | 9/30/10    9

Prices and Distributions | 9/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                      9/30/10                     9/30/09
--------------------------------------------------------------------------------
       A                        $ 10.37                     $ 10.12
--------------------------------------------------------------------------------
       B                        $  9.45                     $  9.24
--------------------------------------------------------------------------------
       C                        $  9.43                     $  9.21
--------------------------------------------------------------------------------
       Y                        $ 10.46                     $ 10.21
--------------------------------------------------------------------------------

Distributions per Share: 10/1/09-9/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment           Short-Term        Long-Term
     Class            Income             Capital Gains     Capital Gains
       A             $ 0.1269                $ --              $ --
--------------------------------------------------------------------------------
       B             $     --                $ --              $ --
--------------------------------------------------------------------------------
       C             $ 0.0240                $ --              $ --
--------------------------------------------------------------------------------
       Y             $ 0.1714                $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5,000,000 Investment" charts on pages 11-14.


10    Pioneer Value Fund | Annual Report | 9/30/10

Performance Update | 9/30/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2010)
----------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
----------------------------------------------------------------------
 10 Years                                 0.23%        -0.36%
 5 Years                                 -3.80         -4.93
 1 Year                                   3.72         -2.27
----------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                         Gross         Net
----------------------------------------------------------------------
                                          1.06%         1.06%
----------------------------------------------------------------------

Value of $10,000 Investment

                    Pioneer            Russell 1000
                   Value Fund          Value Index
                   ----------          -----------
9/00                 9,425               10,000
                     8,590                9,109
9/02                 7,148                7,565
                     8,788                9,408
9/04                10,285               11,339
                    11,706               13,231
9/06                12,630               15,165
                    14,839               17,357
9/08                10,276               13,268
                     9,300               11,859
9/10                 9,646               12,914

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Value Fund | Annual Report | 9/30/10    11

Performance Update | 9/30/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2010)
---------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
---------------------------------------------------------------
 10 Years                                -0.96%        -0.96%
 5 Years                                 -5.00         -5.00
 1 Year                                   2.27         -1.73
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2010)
---------------------------------------------------------------
                                         Gross           Net
---------------------------------------------------------------
                                         2.57%         2.57%
---------------------------------------------------------------

Value of $10,000 Investment

                    Pioneer            Russell 1000
                   Value Fund          Value Index
                   ----------          -----------
9/00                 10,000                10,000
                      9,016                 9,109
9/02                  7,422                 7,565
                      8,989                 9,408
9/04                 10,423                11,339
                     11,742                13,231
9/06                 12,533                15,165
                     14,561                17,357
9/08                  9,968                13,268
                      8,883                11,859
9/10                  9,085                12,914

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Value Fund | Annual Report | 9/30/10

Performance Update | 9/30/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2010)
----------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
----------------------------------------------------------------------
 10 Years                                      -0.88%         -0.88%
 5 Years                                       -4.83          -4.83
 1 Year                                         2.65           2.65
----------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                               Gross          Net
----------------------------------------------------------------------
                                               2.18%          2.18%
----------------------------------------------------------------------

Value of $10,000 Investment

                    Pioneer            Russell 1000
                   Value Fund          Value Index
                   ----------          -----------
9/00                 10,000                10,000
                      9,002                 9,109
9/02                  7,401                 7,565
                      9,000                 9,408
9/04                 10,409                11,339
                     11,721                13,231
9/06                 12,504                15,165
                     14,543                17,357
9/08                  9,964                13,268
                      8,916                11,859
9/10                  9,152                12,914

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Value Fund | Annual Report | 9/30/10    13

Performance Update | 9/30/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2010)
----------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
----------------------------------------------------------------------
 10 Years                                       0.49%          0.49%
 5 Years                                       -3.40          -3.40
 1 Year                                         4.12           4.12
----------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                               Gross          Net
----------------------------------------------------------------------
                                               0.54%          0.54%
----------------------------------------------------------------------

Value of $5,000,000 Investment

                   Pioneer            Russell 1000
                  Value Fund          Value Index
                  ----------          -----------
9/00              5,000,000            5,000,000
                  4,556,242            4,554,432
9/02              3,791,683            3,782,544
                  4,661,446            4,704,240
9/04              5,458,693            5,669,337
                  6,244,574            6,615,440
9/06              6,763,805            7,582,637
                  7,976,211            8,678,267
9/08              5,543,169            6,633,868
                  5,044,536            5,929,399
9/10              5,252,569            6,456,977

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available to limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Value Fund | Annual Report | 9/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from April 1, 2010, through September 30, 2010.


 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 4/1/10
--------------------------------------------------------------------------------------
 Ending Account          $   939.58       $   931.19       $   933.69       $   940.05
 Value on 9/30/10
--------------------------------------------------------------------------------------
 Expenses Paid           $     4.91       $    11.91       $    10.47       $     2.87
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 2.46%, 2.16% and 0.59% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                              Pioneer Value Fund | Annual Report | 9/30/10    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2010, through September 30, 2010.


 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 4/1/10
--------------------------------------------------------------------------------------
 Ending Account          $ 1,020.00       $ 1,012.73       $ 1,014.24       $ 1,022.11
 Value on 9/30/10
--------------------------------------------------------------------------------------
 Expenses Paid           $     5.11       $    12.41       $    10.91       $     2.99
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 2.46%, 2.16%, and 0.59%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Value Fund | Annual Report | 9/30/10

Schedule of Investments | 9/30/10

 Shares                                            Value
               COMMON STOCKS -- 99.2%
               ENERGY -- 9.6%
               Integrated Oil & Gas -- 8.0%
  508,900      Chevron Corp.                       $ 41,246,345
  728,100      ConocoPhillips, Inc.                  41,814,783
  571,400      Marathon Oil Corp.                    18,913,340
  548,000      QEP Resources, Inc.                   16,516,720
                                                   ------------
                                                   $118,491,188
---------------------------------------------------------------
               Oil & Gas Exploration & Production -- 1.6%
  355,200      Devon Energy Corp.                  $ 22,995,648
                                                   ------------
               Total Energy                        $141,486,836
---------------------------------------------------------------
               MATERIALS -- 3.2%
               Diversified Chemical -- 1.3%
  452,200      E.I. du Pont de Nemours and Co.     $ 20,177,164
---------------------------------------------------------------
               Paper Products -- 1.2%
  803,800      International Paper Co.             $ 17,482,650
---------------------------------------------------------------
               Steel -- 0.7%
  271,300      Nucor Corp.                         $ 10,363,660
                                                   ------------
               Total Materials                     $ 48,023,474
---------------------------------------------------------------
               CAPITAL GOODS -- 7.9%
               Aerospace & Defense -- 1.2%
  257,900      United Technologies Corp.           $ 18,370,217
---------------------------------------------------------------
               Construction & Farm Machinery &
               Heavy Trucks -- 1.0%
  220,500      Deere & Co.                         $ 15,386,490
---------------------------------------------------------------
               Industrial Conglomerates -- 4.4%
  193,400      3M Co.                              $ 16,769,714
1,819,400      General Electric Co.                  29,565,250
  525,300      Tyco International, Ltd.*             19,294,269
                                                   ------------
                                                   $ 65,629,233
---------------------------------------------------------------
               Industrial Machinery -- 1.3%
  517,500      Ingersoll-Rand Plc (b)              $ 18,479,925
                                                   ------------
               Total Capital Goods                 $117,865,865
---------------------------------------------------------------
               TRANSPORTATION -- 3.3%
               Railroads -- 3.3%
  467,400      CSX Corp.                           $ 25,856,568
  288,400      Union Pacific Corp.                   23,591,120
                                                   ------------
                                                   $ 49,447,688
                                                   ------------
               Total Transportation                $ 49,447,688
---------------------------------------------------------------
               CONSUMER SERVICES -- 1.3%
               Hotels, Resorts & Cruise Lines -- 1.3%
  511,000      Carnival Corp.                      $ 19,525,310
                                                   ------------
               Total Consumer Services             $ 19,525,310
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Value Fund | Annual Report | 9/30/10    17

 Shares                                                   Value
                MEDIA -- 5.2%
                Broadcasting -- 1.5%
  1,423,500     CBS Corp. (Class B) (b)                   $ 22,576,710
----------------------------------------------------------------------
                Cable & Satellite -- 2.1%
  1,749,300     Comcast Corp.                             $ 31,627,344
----------------------------------------------------------------------
                Movies & Entertainment -- 1.6%
  1,807,200     News Corp.                                $ 23,602,032
                                                          ------------
                Total Media                               $ 77,806,086
----------------------------------------------------------------------
                RETAILING -- 1.3%
                Department Stores -- 1.3%
    840,900     Macys, Inc.                               $ 19,416,381
                                                          ------------
                Total Retailing                           $ 19,416,381
----------------------------------------------------------------------
                FOOD & DRUG RETAILING -- 2.9%
                Drug Retail -- 0.9%
    414,700     Walgreen Co.                              $ 13,892,450
----------------------------------------------------------------------
                Hypermarkets & Supercenters -- 2.0%
    552,400     Wal-Mart Stores, Inc.                     $ 29,564,448
                                                          ------------
                Total Food & Drug Retailing               $ 43,456,898
----------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 6.3%
                Brewers -- 1.2%
    320,100     Anheuser-Busch InBev NV                   $ 18,839,325
----------------------------------------------------------------------
                Packaged Foods & Meats -- 2.5%
  1,191,100     Kraft Foods, Inc.                         $ 36,757,346
----------------------------------------------------------------------
                Soft Drinks -- 1.5%
    376,900     Coca-Cola Co.                             $ 22,056,188
----------------------------------------------------------------------
                Tobacco -- 1.1%
    677,000     Altria Group, Inc.                        $ 16,261,540
                                                          ------------
                Total Food, Beverage & Tobacco            $ 93,914,399
----------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 2.8%
                Household Products -- 2.8%
    682,200     Procter & Gamble Co.                      $ 40,911,534
                                                          ------------
                Total Household & Personal Products       $ 40,911,534
----------------------------------------------------------------------
                PHARMACEUTICALS & BIOTECHNOLOGY -- 11.5%
                Biotechnology -- 2.3%
    602,100     Amgen, Inc.*                              $ 33,181,731
----------------------------------------------------------------------
                Pharmaceuticals -- 9.2%
    990,800     Bristol-Myers Squibb Co.                  $ 26,860,588
    564,300     Johnson & Johnson Co.                       34,964,028
    620,500     Merck & Co., Inc.                           22,840,605
  3,036,100     Pfizer, Inc.                                52,129,837
                                                          ------------
                                                          $136,795,058
                                                          ------------
                Total Pharmaceuticals & Biotechnology     $169,976,789
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Value Fund | Annual Report | 9/30/10

 Shares                                                   Value
                BANKS -- 2.9%
                Diversified Banks -- 1.8%
  1,059,600     Wells Fargo & Co.                         $ 26,611,854
----------------------------------------------------------------------
                Regional Banks -- 1.1%
    307,200     PNC Bank Corp.                            $ 15,946,752
                                                          ------------
                Total Banks                               $ 42,558,606
----------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 9.8%
                Asset Management & Custody Banks -- 1.1%
    149,300     Franklin Resources, Inc.                  $ 15,960,170
----------------------------------------------------------------------
                Diversified Finance Services -- 6.0%
  1,426,896     Bank of America Corp.                     $ 18,706,607
  5,771,100     Citigroup, Inc.*                            22,507,290
  1,268,000     JPMorgan Chase & Co.                        48,272,760
                                                          ------------
                                                          $ 89,486,657
----------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.4%
    851,400     Morgan Stanley, Inc.                      $ 21,012,552
----------------------------------------------------------------------
                Specialized Finance -- 1.3%
     72,600     CME Group, Inc.                           $ 18,908,670
                                                          ------------
                Total Diversified Financials              $145,368,049
----------------------------------------------------------------------
                INSURANCE -- 6.1%
                Property & Casualty Insurance -- 6.1%
    387,800     ACE, Ltd.                                 $ 22,589,350
    611,700     Allstate Corp.                              19,299,135
    460,300     Chubb Corp.                                 26,232,497
    420,600     The Travelers Companies, Inc.               21,913,260
                                                          ------------
                                                          $ 90,034,242
                                                          ------------
                Total Insurance                           $ 90,034,242
----------------------------------------------------------------------
                SOFTWARE & SERVICES -- 4.0%
                IT Consulting & Other Services -- 1.6%
    177,800     IBM Corp.                                 $ 23,850,092
----------------------------------------------------------------------
                Systems Software -- 2.4%
  1,435,800     Microsoft Corp.                           $ 35,162,742
                                                          ------------
                Total Software & Services                 $ 59,012,834
----------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.7%
                Computer Hardware -- 2.1%
    739,100     Hewlett-Packard Co.                       $ 31,093,937
----------------------------------------------------------------------
                Computer Storage & Peripherals -- 0.7%
    370,700     Western Digital Corp.*                    $ 10,524,173
----------------------------------------------------------------------
                Office Electronics -- 0.9%
  1,214,700     Xerox Corp.                               $ 12,572,145
                                                          ------------
                Total Technology Hardware & Equipment     $ 54,190,255
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Value Fund | Annual Report | 9/30/10    19

 Shares                                                   Value
                SEMICONDUCTORS -- 2.3%
  1,097,400     Intel Corp.                               $   21,103,002
    491,500     Texas Instruments, Inc.                       13,339,310
                                                          --------------
                                                          $   34,442,312
                                                          --------------
                Total Semiconductors                      $   34,442,312
------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 5.0%
                Integrated Telecommunication Services -- 5.0%
  1,094,400     AT&T Corp.                                $   31,299,840
  1,298,900     Verizon Communications, Inc.                  42,331,151
                                                          --------------
                                                          $   73,630,991
                                                          --------------
                Total Telecommunication Services          $   73,630,991
------------------------------------------------------------------------
                UTILITIES -- 10.1%
                Electric Utilities -- 3.9%
    349,300     DPL, Inc.                                 $    9,127,209
    745,300     PPL Corp.                                     20,294,519
    755,300     Southern Co.                                  28,127,372
                                                          --------------
                                                          $   57,549,100
------------------------------------------------------------------------
                Gas Utilities -- 0.6%
    537,700     Questar Corp.                             $    9,425,881
------------------------------------------------------------------------
                Multi-Utilities -- 5.6%
    657,000     CMS Energy Corp. (b)                      $   11,835,855
    227,700     PG&E Corp.                                    10,342,134
    679,700     Public Service Enterprise Group, Inc.         22,484,476
    500,400     Sempra Energy Co.                             26,921,520
    188,400     Wisconsin Energy Corp.                        10,889,520
                                                          --------------
                                                          $   82,473,505
                                                          --------------
                Total Utilities                           $  149,448,486
------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,447,610,139)                     $1,470,517,035
------------------------------------------------------------------------


Principal
Amount ($)
                TEMPORARY CASH INVESTMENTS -- 2.8%
                REPURCHASE AGREEMENTS -- 1.6%
  4,785,000     Bank of America, Inc., 0.19%, dated
                9/30/10, repurchase price of $4,785,000
                plus accrued interest on 10/1/10
                collateralized by the following:
                  $1,200,481 U.S. Treasury Notes,
                    1.625%, 1/15/15
                  $3,680,221 U.S. Treasury Inflated
                    Notes, 2.125%, 11/30/14               $    4,785,000

The accompanying notes are an integral part of these financial statements.


20    Pioneer Value Fund | Annual Report | 9/30/10

Principal
Amount ($)                                                                    Value
                Repurchase Agreements -- (continued)
  4,785,000     Bank of America, Inc., 0.21%, dated 9/30/10, repurchase
                price of $4,785,000 plus accrued interest on 10/1/10
                collateralized by the following:
                  $4,880,700 Federal National Mortgage Association,
                    4.0%, 10/1/40                                             $ 4,785,000
  4,785,000     Barclays Plc, 0.20%, dated 9/30/10, repurchase price of
                $4,785,000 plus accrued interest on 10/1/10 collateralized by $4,880,700 Government National Mortgage Association,
                4.5%, 7/20/40                                                   4,785,000
  4,785,000     Barclays Plc, 0.19%, dated 9/30/10, repurchase price of
                $4,785,000 plus accrued interest on 10/1/10 collateralized by the following:
                  $1,338,414 U.S. Treasury Notes, 3.5%, 2/15/18
                  $3,542,293 U.S. Treasury Bond, 6.25%, 5/15/30                 4,785,000
  4,785,000     SG Americas Securities LLC, 0.22%, dated 9/30/10,
                repurchase price of $4,785,000 plus accrued interest on
                10/1/10 collateralized by the following:
                  $1,756,789 Federal National Mortgage Association,
                    5.0% - 5.5%, 6/1/23 - 3/1/40
                  $1,543,237 Federal National Mortgage Association
                    (ARM), 2.835% - 3.352%, 4/1/35 - 4/1/36
                  $1,580,674 Freddie Mac Giant, 5.0% - 6.0%,
                    3/1/34 - 1/1/36                                             4,785,000
                                                                              -----------
                Total Repurchase Agreements                                   $23,925,000
-----------------------------------------------------------------------------------------
                SECURITIES LENDING COLLATERAL -- 1.2% (c)
                Certificates of Deposit:
    514,621     Bank of Nova Scotia, 0.37%, 9/29/10                           $   514,621
    360,234     BBVA Group NY, 0.56%, 7/26/11                                     360,234
    514,621     BNP Paribas Bank NY, 0.38%, 11/8/10                               514,621
    257,310     DNB Nor Bank ASA NY, 0.27%, 11/10/10                              257,310
    514,621     Nordea NY, 0.5%, 12/10/10                                         514,621
    514,621     RoboBank Netherland NV NY, 0.44%, 8/8/11                          514,621
    514,621     Royal Bank of Canada NY, 0.26%, 1/21/11                           514,621
    514,621     SocGen NY, 0.34%, 11/10/10                                        514,621
    257,310     Svenska NY, 0.275%, 11/12/10                                      257,310
                                                                              -----------
                                                                              $ 3,962,580
-----------------------------------------------------------------------------------------
                Commercial Paper:
    308,772     American Honda Finance, 0.28%, 5/4/11                         $   308,772
    207,010     American Honda Finance, 1.04%, 6/20/11                            207,010
    189,337     Australia & New Zealand Banking Group, 1.04%, 8/4/11              189,337
    525,276     Caterpillar Financial Services Corp., 1.04%, 6/24/11              525,276
    566,083     CBA, 0.31%, 1/3/11                                                566,083
    102,909     CHARFD, 0.38%, 10/15/10                                           102,909
    360,005     CHARFD, 0.31%, 12/14/10                                           360,005
    205,830     CLIPPR, 0.45%, 10/8/10                                            205,830

The accompanying notes are an integral part of these financial statements.


                              Pioneer Value Fund | Annual Report | 9/30/10    21

Principal
Amount ($)                                                               Value
                    Commercial Paper -- (continued)
      308,626       CLIPPR, 0.28%, 12/1/10                               $      308,626
      166,148       FAIRPP, 0.45%, 11/9/10                                      166,148
      287,852       FAIRPP, 0.3%, 11/9/10                                       287,852
      205,754       FASCO, 0.27%, 12/1/10                                       205,754
      514,690       Federal Home Loan Bank, 0.37%, 6/1/11                       514,690
      257,296       GE Corp., 0.55%, 1/26/11                                    257,296
       51,430       General Electric Capital Corp., 0.37%, 6/6/11                51,430
       55,703       General Electric Capital Corp., 0.59%, 10/6/10               55,703
       56,093       General Electric Capital Corp., 0.62%, 10/21/10              56,093
      205,754       OLDLLC, 0.27%, 12/1/10                                      205,754
      281,912       OLDLLC, 0.27%, 12/2/10                                      281,912
      411,593       SANTANDER, 0.43%, 10/22/10                                  411,593
      102,912       SRCPP, 0.38%, 10/12/10                                      102,912
      257,183       SRCPP, 0.27%, 12/6/10                                       257,183
      154,382       STRAIT, 0.36%, 10/4/10                                      154,382
      385,999       STRAIT, 0.25%, 12/8/10                                      385,999
      257,280       TBLLC, 0.38%, 10/12/10                                      257,280
      257,191       TBLLC, 0.27%, 12/2/10                                       257,191
      514,621       Toyota Motor Credit Corp., 0.44%, 9/8/11                    514,621
      514,501       VARFUN, 0.35%, 10/25/10                                     514,501
      308,784       Wachovia, 0.39%, 3/22/11                                    308,784
      514,621       Westpac, 0.5%, 7/29/11                                      514,621
      205,834       WFC, 0.37%, 12/2/10                                         205,834
                                                                         --------------
                                                                         $    8,741,381
---------------------------------------------------------------------------------------
                    Tri-party Repurchase Agreements:
      374,808       Barclays Capital Markets, 0.2%, 10/1/10              $      374,808
    2,058,482       Deutsche Bank Securities, Inc., 0.25%, 10/1/10            2,058,482
      514,621       HSBC Bank USA NA, 0.25% 10/1/10                             514,621
      308,772       JPMorgan, Inc., 0.22%, 10/1/10                              308,772
      514,621       RBS Securities, Inc., 0.25%, 10/1/10                        514,621
                                                                         --------------
                                                                         $    3,771,304
---------------------------------------------------------------------------------------
 Shares
                    Money Market Mutual Funds
      514,620       Blackrock Liquidity Temporary Cash Fund              $      514,620
      514,620       Dreyfus Preferred Money Market Fund                         514,620
      514,620       Fidelity Prime Money Market Fund                            514,620
                                                                         --------------
                                                                         $    1,543,860
                                                                         --------------
                    Total Securities Lending Collateral                  $   18,019,125
---------------------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $41,944,125)                                   $   41,944,125
---------------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 102.0%
                    (Cost $1,489,554,264) (a)                            $1,512,461,160
---------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- (2.0)%               $  (29,777,133)
---------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                           $1,482,684,027
=======================================================================================

The accompanying notes are an integral part of these financial statements.


22    Pioneer Value Fund | Annual Report | 9/30/10

*    Non-income producing security.

(a) At September 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $1,489,979,228 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $72,760,886
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (50,278,954)
                                                                                   -----------
       Net unrealized gain                                                         $22,481,932
                                                                                   ===========

(b)  At September 30, 2010, the following securities were out on loan:

    Shares       Security                Value
     355,100     CBS Corp. (Class B)     $ 5,631,886
     650,000     CMS Energy Corp.         11,709,750
         100     Ingersoll-Rand Plc            3,571
----------------------------------------------------
                 Total                   $17,345,207
====================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2010 aggregated $1,785,002,688 and $2,043,033,215, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2010, in valuing the Fund's assets:

                               Level 1           Level 2       Level 3    Total
 Common stocks                 $1,470,517,035    $        --   $--        $1,470,517,035
 Temporary cash investments                --     40,400,265    --            40,400,265
 Money market mutual funds          1,543,860             --    --             1,543,860
----------------------------------------------------------------------------------------
 Total                         $1,472,060,895    $40,400,265   $--        $1,512,461,160
========================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Value Fund | Annual Report | 9/30/10    23

Statement of Assets and Liabilities | 9/30/10

ASSETS:
  Investment in securities (including securities loaned of $17,345,207)
   (cost $1,489,554,264)                                                    $1,512,461,160
  Cash                                                                           6,556,680
  Receivables --
   Investment securities sold                                                   34,312,406
   Fund shares sold                                                                 66,029
   Dividends, interest and foreign taxes withheld                                2,796,268
  Other                                                                            119,590
------------------------------------------------------------------------------------------
     Total assets                                                           $1,556,312,133
------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $   53,782,299
   Fund shares repurchased                                                       1,453,204
   Upon return of securities loaned                                             18,019,125
   Dividends                                                                         3,960
  Due to affiliates                                                                264,788
  Accrued expenses                                                                 104,730
------------------------------------------------------------------------------------------
     Total liabilities                                                      $   73,628,106
------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $2,170,808,074
  Undistributed net investment income                                           12,417,938
  Accumulated net realized loss on investments                                (723,448,881)
  Net unrealized gain on investments                                            22,906,896
------------------------------------------------------------------------------------------
     Total net assets                                                       $1,482,684,027
------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,457,471,798/140,551,408 shares)                      $        10.37
  Class B (based on $5,271,132/557,506 shares)                              $         9.45
  Class C (based on $4,313,533/457,547 shares)                              $         9.43
  Class Y (based on $15,627,564/1,493,448 shares)                           $        10.46
MAXIMUM OFFERING PRICE:
  Class A ($10.37 [divided by] 94.25%)                                      $        11.00
==========================================================================================

The accompanying notes are an integral part of these financial statements.


24    Pioneer Value Fund | Annual Report | 9/30/10

Statement of Operations

For the Year Ended 9/30/10



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $6,142)        $36,448,201
  Interest                                                       100,968
  Income from securities loaned, net                              48,269
------------------------------------------------------------------------------------------
     Total investment income                                                   $36,597,438
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
   Basic fee                                                 $ 9,823,916
   Performance Adjustment                                     (1,812,321)
  Transfer agent fees and expenses
   Class A                                                     2,025,384
   Class B                                                        54,475
   Class C                                                        22,104
   Class Y                                                         3,365
  Distribution fees
   Class A                                                     3,995,228
   Class B                                                        67,176
   Class C                                                        44,938
  Shareholder communications expense                           1,153,511
  Administrative reimbursements                                  512,744
  Custodian fees                                                  46,998
  Registration fees                                               69,538
  Professional fees                                              212,303
  Printing expense                                               126,483
  Fees and expenses of nonaffiliated trustees                     60,172
  Miscellaneous                                                   95,115
------------------------------------------------------------------------------------------
     Total expenses                                                            $16,501,129
------------------------------------------------------------------------------------------
     Net expenses                                                              $16,501,129
------------------------------------------------------------------------------------------
       Net investment income                                                   $20,096,309
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments                                               $  (300,816)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 2,183
   Class action                                                2,191,363       $ 1,892,730
------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                 $42,561,926
------------------------------------------------------------------------------------------
  Net gain on investments                                                      $44,454,656
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $64,550,965
==========================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Value Fund | Annual Report | 9/30/10    25

Statements of Changes in Net Assets

For the Years Ended 9/30/10 and 9/30/09, respectively

                                                            Year Ended          Year Ended
                                                            9/30/10             9/30/09
FROM OPERATIONS:
Net investment income                                       $   20,096,309      $   30,034,517
Net realized gain (loss) on investments and foreign
  currency transactions                                          1,892,730        (392,184,971)
Change in net unrealized gain (loss) on investments             42,561,926         103,799,323
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                             $   64,550,965      $ (258,351,131)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.13 and $0.20 per share, respectively)        $  (19,614,139)     $  (34,473,880)
   Class B ($0.00 and $0.08 per share, respectively)                    --             (87,148)
   Class C ($0.02 and $0.11 per share, respectively)               (11,439)            (74,142)
   Class Y ($0.17 and $0.25 per share, respectively)              (464,073)         (1,953,103)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (20,089,651)     $  (36,588,273)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   32,747,893      $   35,447,427
Reinvestment of distributions                                   18,389,243          32,635,153
Cost of shares repurchased                                    (313,899,890)       (288,131,948)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                           $ (262,762,754)     $ (220,049,368)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                               $ (218,301,440)     $ (514,988,772)
NET ASSETS:
Beginning of year                                            1,700,985,467       2,215,974,239
----------------------------------------------------------------------------------------------
End of year                                                 $1,482,684,027      $1,700,985,467
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $   12,417,938      $   12,572,373
==============================================================================================



The accompanying notes are an integral part of these financial statements.
26    Pioneer Value Fund | Annual Report | 9/30/10

                                     '10 Shares      '10 Amount             '09 Shares      '09 Amount
Class A
Shares sold                            2,797,315     $  29,449,210            3,336,175     $  28,889,586
Reinvestment of distributions          1,751,728        18,287,903            3,671,409        31,904,948
Less shares repurchased              (27,042,909)     (282,831,187)         (26,071,806)     (224,943,747)
---------------------------------------------------------------------------------------------------------
   Net decrease                      (22,493,866)    $(235,094,074)         (19,064,222)    $(164,149,213)
---------------------------------------------------------------------------------------------------------
Class B
Shares sold                               25,693     $     244,671               86,791     $     697,851
Reinvestment of distributions                 --                --               10,401            82,594
Less shares repurchased                 (339,688)       (3,264,426)            (516,811)       (4,071,493)
---------------------------------------------------------------------------------------------------------
   Net decrease                         (313,995)    $  (3,019,755)            (419,619)    $  (3,291,048)
---------------------------------------------------------------------------------------------------------
Class C
Shares sold                              132,262     $   1,264,378              146,462     $   1,138,400
Reinvestment of distributions              1,107            10,516                6,596            52,128
Less shares repurchased                 (150,184)       (1,434,924)            (393,750)       (2,973,413)
---------------------------------------------------------------------------------------------------------
   Net decrease                          (16,815)    $    (160,030)            (240,692)    $  (1,782,885)
---------------------------------------------------------------------------------------------------------
Class Y
Shares sold                              169,295     $   1,789,634              540,943     $   4,721,590
Reinvestment of distributions              8,633            90,824               68,424           595,483
Less shares repurchased               (2,515,901)      (26,369,353)          (6,530,828)      (56,143,295)
---------------------------------------------------------------------------------------------------------
   Net decrease                       (2,337,973)    $ (24,488,895)          (5,921,461)    $ (50,826,222)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Value Fund | Annual Report | 9/30/10    27

Financial Highlights

                                                                                             Year            Year
                                                                                             Ended           Ended
                                                                                             9/30/10         9/30/09
Class A
Net asset value, beginning of period                                                         $    10.12      $    11.44
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $     0.14      $     0.17
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          0.24           (1.29)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $     0.38      $    (1.12)
Distributions to shareowners:
 Net investment income                                                                            (0.13)          (0.20)
 Net realized gain                                                                                   --              --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $     0.25      $    (1.32)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $    10.37      $    10.12
-----------------------------------------------------------------------------------------------------------------------
Total return*                                                                                      3.72%          (9.49)%
Ratio of net expenses to average net assets+                                                       1.01%           1.06%
Ratio of net investment income to average net assets+                                              1.23%           1.89%
Portfolio turnover rate                                                                             111%             53%
Net assets, end of period (in thousands)                                                     $1,457,472      $1,649,438
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                      1.01%           1.06%
 Net investment income                                                                             1.23%           1.89%
=======================================================================================================================

                                                                                              Year           Year
                                                                                              Ended          Ended
                                                                                              9/30/08        9/30/07
Class A
Net asset value, beginning of period                                                          $    18.28     $    18.55
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                        $     0.25     $     0.29
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          (5.47)          2.60
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $    (5.22)    $     2.89
Distributions to shareowners:
 Net investment income                                                                             (0.25)         (0.30)
 Net realized gain                                                                                 (1.37)         (2.86)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $    (6.84)    $    (0.27)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $    11.44     $    18.28
-----------------------------------------------------------------------------------------------------------------------
Total return*                                                                                     (30.75)%        17.49%
Ratio of net expenses to average net assets+                                                        0.94%          0.92%
Ratio of net investment income to average net assets+                                               1.73%          1.65%
Portfolio turnover rate                                                                               95%            34%
Net assets, end of period (in thousands)                                                      $2,082,427     $3,569,146
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                       0.94%          0.92%
 Net investment income                                                                              1.73%          1.65%
=======================================================================================================================

                                                                                             Year
                                                                                             Ended
                                                                                             9/30/06
Class A
Net asset value, beginning of period                                                         $    17.55
-------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $     0.28
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          1.09
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $     1.37
Distributions to shareowners:
 Net investment income                                                                            (0.25)
 Net realized gain                                                                                (0.12)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $     1.00
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $    18.55
-------------------------------------------------------------------------------------------------------
Total return*                                                                                      7.89%
Ratio of net expenses to average net assets+                                                       0.94%
Ratio of net investment income to average net assets+                                              1.44%
Portfolio turnover rate                                                                              86%
Net assets, end of period (in thousands)                                                     $3,852,832
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                      0.94%
 Net investment income                                                                             1.44%
=======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28  Pioneer Value Fund | Annual Report | 9/30/10

                                                                                             Year         Year
                                                                                             Ended        Ended
                                                                                             9/30/10      9/30/09
Class B
Net asset value, beginning of period                                                         $   9.24     $   10.47
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                $   0.01     $    0.06
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        0.20         (1.21)
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   0.21     $   (1.15)
Distributions to shareowners:
 Net investment income                                                                             --         (0.08)
 Net realized gain                                                                                 --            --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   0.21     $   (1.23)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   9.45     $    9.24
-------------------------------------------------------------------------------------------------------------------
Total return*                                                                                    2.27%       (10.89)%
Ratio of net expenses to average net assets+                                                     2.46%         2.57%
Ratio of net investment income (loss) to average net assets+                                    (0.23)%        0.41%
Portfolio turnover rate                                                                           111%           53%
Net assets, end of period (in thousands)                                                     $  5,271     $   8,057
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                    2.46%         2.57%
 Net investment income (loss)                                                                   (0.23)%        0.41%
===================================================================================================================

                                                                                             Year          Year        Year
                                                                                             Ended         Ended       Ended
                                                                                             9/30/08       9/30/07     9/30/06
Class B
Net asset value, beginning of period                                                         $   16.87     $ 17.36     $ 16.40
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                $    0.11     $  0.10     $  0.10
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        (5.04)       2.39        1.00
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   (4.93)    $  2.49     $  1.10
Distributions to shareowners:
 Net investment income                                                                           (0.10)      (0.12)      (0.02)
 Net realized gain                                                                               (1.37)      (2.86)      (0.12)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   (6.40)   $  (0.49)    $  0.96
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   10.47    $  16.87     $ 17.36
------------------------------------------------------------------------------------------------------------------------------
Total return*                                                                                   (31.54)%     16.18%       6.74%
Ratio of net expenses to average net assets+                                                      2.06%       2.05%       2.03%
Ratio of net investment income (loss) to average net assets+                                      0.60%       0.53%       0.32%
Portfolio turnover rate                                                                             95%         34%         86%
Net assets, end of period (in thousands)                                                     $  13,518    $ 30,378     $37,116
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                     2.04%       2.02%       2.03%
 Net investment income (loss)                                                                     0.62%       0.56%       0.32%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                                Pioneer Value Fund | Annual Report | 9/30/10  29

                                                                                            Year        Year
                                                                                            Ended       Ended
                                                                                            9/30/10     9/30/09
Class C
Net asset value, beginning of period                                                        $  9.21     $   10.43
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                               $  0.01     $    0.08
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      0.23         (1.19)
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $  0.24     $   (1.11)
Distributions to shareowners:
Net investment income                                                                         (0.02)        (0.11)
 Net realized gain                                                                               --            --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $  0.22     $   (1.22)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $  9.43     $    9.21
-----------------------------------------------------------------------------------------------------------------
Total return*                                                                                  2.65%       (10.51)%
Ratio of net expenses to average net assets+                                                   2.16%         2.18%
Ratio of net investment income to average net assets+                                          0.08%         0.83%
Portfolio turnover rate                                                                         111%           53%
Net assets, end of period (in thousands)                                                    $ 4,314     $   4,371
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                  2.16%         2.18%
 Net investment income                                                                         0.08%         0.83%
=================================================================================================================

                                                                                             Year          Year       Year
                                                                                             Ended         Ended      Ended
                                                                                             9/30/08       9/30/07    9/30/06
Class C
Net asset value, beginning of period                                                         $   16.84     $ 17.33    $  16.39
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                $    0.10     $  0.07    $   0.07
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        (5.01)       2.43        1.02
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   (4.91)    $  2.50    $   1.09
Distributions to shareowners:
Net investment income                                                                            (0.13)      (0.13)      (0.03)
 Net realized gain                                                                               (1.37)      (2.86)      (0.12)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   (6.41)   $  (0.49)   $   0.94
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   10.43    $  16.84    $  17.33
------------------------------------------------------------------------------------------------------------------------------
Total return*                                                                                   (31.49)%     16.31%       6.68%
Ratio of net expenses to average net assets+                                                      1.92%       1.98%       2.03%
Ratio of net investment income to average net assets+                                             0.76%       0.58%       0.34%
Portfolio turnover rate                                                                             95%         34%         86%
Net assets, end of period (in thousands)                                                     $   7,458    $ 12,606    $  8,723
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                     1.91%       1.96%       2.03%
 Net investment income                                                                            0.77%       0.60%       0.34%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


30  Pioneer Value Fund | Annual Report | 9/30/10

                                                                                             Year        Year
                                                                                             Ended       Ended
                                                                                             9/30/10     9/30/09
Class Y
Net asset value, beginning of period                                                         $ 10.21     $ 11.54
----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $  0.28     $  0.30
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.14       (1.38)
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  0.42     $ (1.08)
Distributions to shareowners:
Net investment income                                                                          (0.17)      (0.25)
 Net realized gain                                                                                --          --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  0.25     $ (1.33)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $ 10.46     $ 10.21
----------------------------------------------------------------------------------------------------------------
Total return*                                                                                   4.12%      (9.00)%
Ratio of net expenses to average net assets+                                                    0.59%       0.54%
Ratio of net investment income to average net assets+                                           1.63%       2.51%
Portfolio turnover rate                                                                          111%         53%
Net assets, end of period (in thousands)                                                     $15,628     $39,120
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                   0.59%       0.54%
 Net investment income                                                                          1.63%       2.51%
================================================================================================================

                                                                                             Year          Year        Year
                                                                                             Ended         Ended       Ended
                                                                                             9/30/08       9/30/07     9/30/06
Class Y
Net asset value, beginning of period                                                         $  18.42      $  18.67    $  17.59
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $   0.33      $   0.39    $   0.33
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (5.54)         2.59        1.11
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  (5.21)     $   2.98    $   1.44
Distributions to shareowners:
Net investment income                                                                           (0.30)        (0.37)      (0.24)
 Net realized gain                                                                              (1.37)        (2.86)      (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  (6.88)     $  (0.25)   $   1.08
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $  11.54      $  18.42    $  18.67
-------------------------------------------------------------------------------------------------------------------------------
Total return*                                                                                  (30.50)%       17.92%       8.31%
Ratio of net expenses to average net assets+                                                     0.53%         0.54%       0.55%
Ratio of net investment income to average net assets+                                            2.12%         2.04%       1.84%
Portfolio turnover rate                                                                            95%           34%         86%
Net assets, end of period (in thousands)                                                     $112,571      $238,308    $333,884
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                    0.53%         0.54%       0.55%
 Net investment income                                                                           2.12%         2.04%       1.84%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                                Pioneer Value Fund | Annual Report | 9/30/10  31

Notes to Financial Statements | 9/30/10

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets


32    Pioneer Value Fund | Annual Report | 9/30/10
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At September 30, 2010, there were no securities that were valued using fair value methods. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


                              Pioneer Value Fund | Annual Report | 9/30/10    33

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 2010, The fund had a net capital loss carryforward of $722,904,359, of which the following amounts will expire between 2017 and 2018 if not utilized: $403,358,897 in 2017 and $319,545,462 in 2018.

   The Fund has elected to defer $119,558 in capital losses recognized between November 1, 2009 and September 30, 2010 to its fiscal year ending September 30, 2011.

   At September 30, 2010, the Fund has reclassified $161,093 to decrease undistributed net investment income and $161,093 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


34    Pioneer Value Fund | Annual Report | 9/30/10

   The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

                                2010             2009
   Distributions paid from:
   Ordinary income              $20,089,651      $36,588,273
   Long-term capital gain                --               --
------------------------------------------------------------
     Total                      $20,089,651      $36,588,273
============================================================

   The following shows the components of distributable earnings on a federal income tax basis at September 30, 2010:

                                               2010
   Distributable earnings:
   Undistributed ordinary income               $  12,417,938
   Capital loss carryforward                    (722,904,359)
   Current year post-October loss deferred          (119,558)
   Unrealized appreciation                        22,481,932
------------------------------------------------------------
     Total                                     $(688,124,047)
============================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $86,954 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2010.


                              Pioneer Value Fund | Annual Report | 9/30/10    35

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $2,191,363 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
   (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account


36    Pioneer Value Fund | Annual Report | 9/30/10
   of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.55% on the excess over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.70% after the performance adjustment). For the year ended September 30, 2010, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,812,321. For the year ended September 30, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,744 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended September 30, 2010, such out-of-pocket expenses by class of shares were as follows:


                              Pioneer Value Fund | Annual Report | 9/30/10    37

 Shareholder Communications:
 Class A                         $1,138,224
 Class B                              5,968
 Class C                              5,057
 Class Y                              4,262
-------------------------------------------
   Total                         $1,153,511
===========================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $227,755, in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,289 in distribution fees payable to PFD at September 30, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2010, CDSCs in the amount of $6,221 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2010, the Fund's expenses were not reduced under such arrangements.


38    Pioneer Value Fund | Annual Report | 9/30/10

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2010, the Fund had no borrowings under this agreement.

7. Forward Foreign Currency Contracts

At September 30, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The number of contracts open during the one month in the year ended September 30, 2010 was 52,799. As of September 30, 2010, the Fund had no outstanding portfolio or settlement hedges.

8. Pending Litigation

The Fund currently is involved in a litigation matter in Germany. The Fund believes the claim is without merit and is defending it vigorously. As of the Fund's year end, it is reasonably possible that an adverse outcome may result. Currently, the amount of any judgment cannot be reasonably estimated. Under the terms of an indemnification agreement, PIM and certain affiliates have agreed to indemnify the Fund for its losses and costs related to this litigation.


                              Pioneer Value Fund | Annual Report | 9/30/10    39

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows:

Derivatives Not                                                                      Change in
Accounted for as                                                   Realized Gain     Unrealized
Hedging Instruments                                                or (Loss) on      Gain or (Loss)
Under Accounting              Location of Gain or (Loss)           Derivatives       on Derivatives
Standards Codification        On Derivatives Recognized            Recognized        Recognized
(ASC) 815                     in Income                            in Income         in Income
Foreign Exchange Contracts    Net realized gain on forward         $2,183
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


40    Pioneer Value Fund | Annual Report | 9/30/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Value Fund ("the Fund"), including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst + Young LLP


Boston, Massachusetts
November 24, 2010


                              Pioneer Value Fund | Annual Report | 9/30/10    41

ADDITIONAL INFORMATION (unaudited)

For the year ended September 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.


42    Pioneer Value Fund | Annual Report | 9/30/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                              Pioneer Value Fund | Annual Report | 9/30/10    43

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 1982.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation                                                 Held by this Trustee
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment          None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);        None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM (2005
                            - 2007)
----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


44  Pioneer Value Fund | Annual Report | 9/30/10

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------

                                                                                           Other Directorships
Name and Age         Principal Occupation                                                  Held by this Trustee
David R. Bock (66)   Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    Director of Enterprise Com-
                     held research and consulting company) (2010 - present); Man-          munity Investment, Inc.
                     aging Partner, Federal City Capital Advisors (corporate advisory      (privately held affordable
                     services company) (1997 - 2004 and 2008 - present); Execu-            housing finance company)
                     tive Vice President and Chief Financial Officer, I-trax, Inc. (pub-   (1985 - present); Director
                     licly traded health care services company) (2004 - 2007); and         of Oxford Analytica, Inc.
                     Executive Vice President and Chief Financial Officer, Pedestal Inc.   (2008 - present); and
                     (internet-based mortgage trading company) (2000 - 2002)               Director of New York Mort-
                                                                                           gage Trust (publicly traded
                                                                                           mortgage REIT) (2004 -
                                                                                           2009)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    President, Bush International, LLC (international financial advi-     Director of Marriott Interna-
                     sory firm) (1991 - present); Managing Director, Federal Housing       tional, Inc. (2008 -
                     Finance Board (oversight of Federal Home Loan Bank system)            present); Director of Dis-
                     (1989 - 1991); Vice President and Head of International               cover Financial Services
                     Finance, Federal National Mortgage Association (1988 - 1989);         (credit card issuer and elec-
                     U.S. Alternate Executive Director, International Monetary Fund        tronic payment services)
                     (1984 - 1988); Executive Assistant to Deputy Secretary of the         (2007 - present); Former
                     U.S. Treasury, U.S. Treasury Department (1982 - 1984); and            Director of Briggs & Stratton
                     Vice President and Team Leader in Corporate Banking, Bankers          Co. (engine manufacturer)
                     Trust Co. (1976 - 1982)                                               (2004 - 2009); Director of
                                                                                           UAL Corporation (airline
                                                                                           holding company) (2006 -
                                                                                           present); Director of Man-
                                                                                           Tech International Corpora-
                                                                                           tion (national security,


                               Pioneer Value Fund | Annual Report | 9/30/10  45

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Mary K. Bush (continued)
----------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                           Other Directorships
Name and Age                Principal Occupation                                           Held by this Trustee
Mary K. Bush (continued)                                                                   defense, and intelligence
                                                                                           technology firm) (2006 -
                                                                                           present); Member, Board of
                                                                                           Governors, Investment Com-
                                                                                           pany Institute (2007 -
                                                                                           present); Former Director of
                                                                                           Brady Corporation (2000 -
                                                                                           2007); Former Director of
                                                                                           Mortgage Guaranty Insur-
                                                                                           ance Corporation (1991 -
                                                                                           2006); Former Director of
                                                                                           Millennium Chemicals, Inc.
                                                                                           (commodity chemicals)
                                                                                           (2002 - 2005); Former
                                                                                           Director, R.J. Reynolds
                                                                                           Tobacco Holdings, Inc.
                                                                                           (tobacco) (1999 - 2005);
                                                                                           and Former Director of
                                                                                           Texaco, Inc. (1997 - 2001)
-------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
                            University (1972 - present)                                    Funds Investment Trust and
                                                                                           Mellon Institutional Funds
                                                                                           Master Portfolio (oversaw
                                                                                           17 portfolios in fund com-
                                                                                           plex) (1989 - 2008)
-------------------------------------------------------------------------------------------------------------------------

46  Pioneer Value Fund | Annual Report | 9/30/10

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Margaret B.W. Graham (63)   Trustee         Trustee since 1990.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee         Trustee since 1982.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (82)        Trustee         Trustee since 1993.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                            Private investor (2004 - 2008); and Senior Executive Vice Presi-   communications and securi-
                            dent, The Bank of New York (financial and securities services)     ties processing provider for
                            (1986 - 2004)                                                      financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and Member, Board of Gov-
                                                                                               ernors, Investment Company
                                                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                               investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager)
                                                                                               (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------


                               Pioneer Value Fund | Annual Report | 9/30/10  47

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Christopher J. Kelley (45)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Thomas Reyes (47)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
Christopher J. Kelley (45)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


48  Pioneer Value Fund | Annual Report | 9/30/10

                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
David F. Johnson (30)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
David F. Johnson (30)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------


                                Pioneer Value Fund | Annual Report | 9/30/10  49

                           This page for your notes.


50    Pioneer Value Fund | Annual Report | 9/30/10

                           This page for your notes.


                              Pioneer Value Fund | Annual Report | 9/30/10    51

                           This page for your notes.


52    Pioneer Value Fund | Annual Report | 9/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $38,686 in 2010 and approximately $37,000 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2010 and $8,290 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended
September 30, 2010 and 2009, there were no services provided to an affiliate that required the Funds audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 29, 2010

* Print the name and title of each signing officer under his or her signature.